                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

                                      FEES
THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

FUND                                            FEE
----                                            ---

Schwab International Index Fund - Investor      Five one-hundredths of one percent
Shares                                          (.05%) of the Fund's average daily
                                                net assets

Schwab  International Index Fund - Select       Five one-hundredths of one
Shares                                          percent (.05%) of the Fund's
                                                average daily net assets

Schwab Small-Cap Index Fund - Investor Shares   Five one-hundredths of one
                                                percent (.05%) of the Fund's
                                                average daily net assets

Schwab Small-Cap Index Fund-Select Shares       Five one-hundredths of one percent
                                                (.05%) of the Fund's average daily
                                                net assets

Schwab MarketTrack Growth Portfolio (formerly   Five one-hundredths of one percent
known as Schwab Asset Director-High Growth      (.05%) of the Fund's average daily
Fund)                                           net assets

Schwab MarketTrack Balanced Portfolio           Five one-hundredths of one percent
(formerly known as Schwab Asset                 (.05%) of the Fund's average daily
Director-Balanced Growth Fund)                  net assets

Schwab MarketTrack Conservative Portfolio       Five one-hundredths of one percent
(formerly known as Schwab Asset                 (.05%) of the Fund's average daily
Director-Conservative Growth Fund)              net assets

Schwab S&P 500 Fund-Investor Shares             Five one-hundredths of one percent
                                                (.05%) of the Fund's average daily
                                                net assets

Schwab S&P 500 Fund-e.Shares                    Five one-hundredths of one percent
                                                (.05%) of the Fund's average daily
                                                net assets

Schwab S&P 500 Fund-Select Shares               Five one-hundredths of one percent
                                                (.05%) of the Fund's average daily
                                                net assets

Schwab Analytics Fund                           Five one-hundredths of one percent
                                                (.05%) of the Fund's average daily
                                                net assets

Schwab MarketManager International Portfolio    Five one-hundredths of one percent
(formerly known as Schwab OneSource             (.05%) of the Fund's average daily
Portfolios-International)                       net assets

Schwab MarketManager Growth Portfolio           Five one-hundredths of one percent
(formerly known as Schwab OneSource             (.05%) of the Fund's average daily
Portfolios-Growth Allocation)                   net assets.

Schwab MarketManager Balanced Portfolio         Five one-hundredths of one percent
(formerly known as Schwab OneSource             (.05%) of the Fund's average daily
Portfolios-Balanced Allocation)                 net assets.

Schwab MarketManager Small Cap Portfolio        Five one-hundredths of one percent
(formerly known as Schwab OneSource             (.05%) of the Fund's average daily
Portfolios-Small Company)                       net assets.

Schwab Market Track All Equity Portfolio        Five one-hundredths of one percent
(formerly known as Schwab Asset (.05%)          of the Fund's average daily
Director-Aggressive Growth Fund)                net assets

Institutional Select S&P 500 Fund               Five one-hundredths of one percent
                                                (.05%) of the Fund's average daily
                                                net assets

Institutional Select Large-Cap Value Index      Five one-hundredths of one
Fund                                            percent (.05%) of the Fund's
                                                average daily net assets

Institutional Select Small-Cap Value Index      Five one-hundredths of one
Fund                                            percent (.05%) of the Fund's
                                                average daily net assets

Schwab Total Stock Market Index Fund -          Five one-hundredths of one percent
Investor Shares                                 (.05%) of the Fund's average daily
                                                net assets

Schwab Total Stock Market Index Fund - Select   Five one-hundredths of one percent
Shares                                          (.05%) of the Fund's average daily
                                                net assets

Communications Focus Fund                       Five one-hundredths of one percent
                                                (.05%) of the Fund's average daily
                                                net assets

Financial Services Focus Fund                   Five one-hundredths of one percent
                                                (.05%) of the Fund's average daily
                                                net assets

Health Care Focus Fund                          Five one-hundredths of one percent
                                                (.05%) of the Fund's average daily
                                                net assets

Technology Focus Fund                           Five one-hundredths of one percent
                                                (.05%) of the Fund's average daily
                                                net assets

Schwab Hedged Equity Fund                       Five one-hundredths of one percent
                                                (.05%) of the Fund's average daily
                                                net assets


                                    SCHWAB CAPITAL TRUST

                                    By:      /s/ Stephen B. Ward
                                             ---------------------------------
                                    Name:    Stephen B. Ward
                                    Title:   Senior Vice President
                                             and Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:      /s/ Jeff Lyons
                                             ---------------------------------
                                    Name:    Jeff Lyons
                                    Title:   Executive Vice President